Exhibit 10.5 Execution Copy DMLIB-#429909-v6-HR_SHO_Adminstrative_Services_SOW schedule 10 5 1 Administrative Services SOW STATEMENT OF WORK # 1 Dated: December 9, 2013 This Statement of Work # 1 (“SOW”) is made retroactive to July 1, 2013 (“Effective Date”) between Sears Holdings Management Corporation (“SHMC”) and Sears Hometown and Outlet Stores, Inc. (“SHO”), Sears Authorized Hometown Stores, LLC (“Hometown”), and Sears Outlet Stores, L.L.C. (“Outlet” and together with SHO and Hometown, collectively the “SHO Group”). This SOW is incorporated as part of, and is governed by the terms and conditions of, that certain Employee Transition and Administrative Services Agreement between SHMC and the SHO Group dated as of August 31, 2012 (the “Agreement”). All terms capitalized herein, but not defined herein, shall have the meanings ascribed to them in the Agreement. Sears Holdings Management Corporation By: /s/ RONALD BOIRE Ronald Boire Executive Vice President, Chief Merchandising Officer and President, Sears Full-Line Stores & Kmart Formats December 9, 2013 Sears Hometown and Outlet Stores, Inc. By: /s/ W.BRUCE JOHNSON W. Bruce Johnson Chief Executive Officer and President December 9, 2013 Sears Authorized Hometown Stores, LLC By: /s/ W.BRUCE JOHNSON W. Bruce Johnson President December 9, 2013 Sears Outlet Stores, L.L.C. By: /s/ W.BRUCE JOHNSON W. Bruce Johnson President December 9, 2013 End of Cover Page

Exhibit 10.5 Execution Copy DMLIB-#429909-v6-HR_SHO_Adminstrative_Services_SOW schedule 10 5 2 1. Services. Pursuant to Article 4.1 of the Agreement, this SOW (in Appendix A) describes the Administrative Services that SHMC shall provide to the SHO Group under the terms of the Agreement. 2. Governing Law. Article 9.17 of the Agreement is specifically restated herein by reference. 3. Not an Offer. This SOW shall only be binding if it is signed by SHMC and each member of the SHO Group. End of SOW

Exhibit 10.5 Execution Copy DMLIB-#429909-v6-HR_SHO_Adminstrative_Services_SOW schedule 10 5 1 APPENDIX A Administrative Services Provided by SHMC to the SHO Group 1. SHMC will provide administrative services to the SHO Group as described in the following table and in accordance with the terms of the Agreement: HUMAN RESOURCES SERVICES Support Center  Provide 88SEARS online and call center access and support to SHO employees in English and Spanish, generally including answering SHO employee questions, providing scenario specific information based on inquiries made and forwarding calls to more appropriate resources, as needed.  Key HR transactions for the purposes of transfers, promotions, terminations and general employee data changes per the standard SHMC process; provide PeopleSoft support to SHO HR as necessary to complete transactions if SHO is unable to process due to system issues not caused by SHO.  Assemble Transitional Pay Packages (TPPs) if developed by SHO based on data provided by SHO legal team, send out TPPs to respective locations and, after the package is covered with the employee by SHO and signed, process documents that are returned to the HR Support Center and enter into PeopleSoft per the standard SHMC TPP Process.  Note: Data entry services for new hire files from external service providers are not included. These must be paid for directly based on SHMC costs plus a 30% mark up (currently equal to $30/Hour). Payroll  Process payroll according to ongoing SHMC payroll cycles (Silver, Weekly, Semi Monthly and Monthly); process incentive and bonus payments in the same manner. Provide wage and/or employment verification services for active and terminated SHO associates through SHMC standard processes.  Process manual paychecks (out of cycle) when necessary and on the same basis as SHMC currently employs.  Perform U.S. and Puerto Rico payroll and employee withholding tax remittances to local, state and federal agencies and filing of corresponding tax returns with respect to employee withholding and payroll taxes for SHO Group employees including Puerto Rico.  Maintain employee direct deposit records and voluntary deduction records for SHO Group employees.  Issue termination payments via “on demand” checks for SHO Group employees.  Process direct deposit recall, stop payment orders with appropriate bank confirmation and check reissue, where applicable, for SHO Group employees - charge a per transaction fee as currently done in SHMC; This does not include using the SHMC overpayment process to seek reimbursement of funds from employees overpaid as a result of any error or omission by SHO. If an overpayment is the result of any error or omission by SHMC, SHMC will take action it deems appropriate and reasonable under the circumstances, which may include using the SHMC overpayment process at its expense to promptly seek reimbursement of funds from employees.  Process garnishments, deductions and remittances to third parties with respect to SHO Group employees - this will be handled in the same manner as the current SHMC process; SHO must provide adequate lead time, for example, in instances where vendor changes occur, resulting in IT and HR project work that will need to be estimated before work can commence or when SHO receives documents that require action.  Perform accounting accruals and reconciliations related to payroll that mirrors SHMC process.  Process and distribute SHO Group employee W-2 statements according to SHMC standard process on behalf of SHO. Time and Attendance  Provide the system and punch technology / software within the point-of-sale system linked to payroll to enable capture of hours and time off for hourly associates in the same manner

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	SHMC provides for its employees. • Provide time and attendance reporting according to SHMC standard process. • Scheduling is not included in services provided as these reside in retail operations. • Note: It is the sole responsibility of SHO to commit payroll data (e.g., number of hours worked, correct hourly rate/salary, commissions, etc.) to SHMC by the standard SHMC established deadlines to ensure timely processing. SHO acknowledges that processing delays caused by SHO's failure to meet the established cycle cutoffs may result in delayed payments to SHO's employees. In the event that errors in payroll data are caused by SHMC, SHMC will promptly reperform the services.	
HR Reporting & Analytics	• Provide ongoing access to WFA for SHO Group HR Reporting needs, and, if applicable, provide access to upgrades that SHMC has implemented in its sole discretion. • Support HR reporting requests for special reports using the standard request process found at http://support.searshc.com/wfi/SiteAdmin/WFIReportRequestForm/tabid/4372/Default.aspx • Note: Standard turnaround times that are published by the HRIS reporting team will apply to SHO. Upon request by SHO, SHMC may, at its sole discretion, provide expedited requests. Expedited requests will be considered incremental and result in a fee based on the effort involved in fulfilling the request (and the hourly rate charged will correspond to the incremental project rate in this SOW), provided the reporting team has the capacity to expedite the request as determined by SHMC. If SHO has a regulatory or litigation related request for information, SHO will make that request of the SHMC law department. Sharing of information for litigation purposes will be subject to the parties' Separation Agreement. • Note: If the volume of requests increases by more than 10% over the prior year, SHMC reserves the right to charge for additional requests. Once these thresholds are met, the cost for additional reports will be charged at the incremental project rate in this SOW.	
Unemployment	• Equifax will continue to provide unemployment hearing representation for SHO Group unemployment claims according to SHMC standard process, Equifax will continue to provide standard reports as needed, provided that Equifax, if it is willing to do so, works directly with SHO Group HR.	
Compliance	• Provide access to the SHC handbooks and policies listed below for SHO's use and reference in developing SHO policies as SHO deems appropriate for its associates for one (1) year after the spin date. The parties agree that because SHC's policies have been customized for SHC associates, SHO must modify the listed policies to remove all references to SHC, Sears, Kmart and other SHC affiliates/subsidiaries as appropriate prior to incorporating these materials into SHO's policies. Upon request (one-time), SHC will provide editable versions of such SHC handbooks and policies if SHC determines that such editable versions are readily available. Employee discount policy Credit (WOTC) Employment Poster Requirements FMLA Leave Policy and Extended Care Leave I-9 and WOTC Process Pay for Work Policy Resources Return to Work Short-Term Disability Guide Welfare to Work (WTW) and Work Opportunity Tax Youth Compliance Anti-Harassment & EEO policy **FULL TIME CERTIFICATIONS** FT Commitment for Employee	

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Exhibit 10.5 Execution Copy DMLIB-#429909-v6-HR_SHO_Adminstrative_Services_SOW schedule 10 5 3 Full-Time Employee Commitment Hourly Employee Availability Form Employee SPIFFs Commission Tables Hourly Compensation Guide ATTENDANCE POLICY - ENGLISH and SPANISH 3 Points - Personnel Interview Record 4 Points - Notice of Corrective Action 5 Points - Notice of Corrective Action Employee Attendance Record Attendance Policy Attendance Policy Poster Daily Absentee Log FAQ Attendance and Punctuality Policy No Call No Show - Notice of Corrective Action STAFFING Hourly Interview Guide Hourly Interview Guide Overview Hourly Interview Guide Training Aid Hourly Interview Process FAQs POLICIES & PROCEDURES HR Policy and Procedures Manual Outlet Dress Code Seasonal Employment Acknowledgment Social Media Policy TERMINATIONS Termination Matrix ALL POLICIES AND DOCUMENTS ARE PROVIDED FOR REFERENCE AND INFORMATIONAL PURPOSES ONLY AND NOT FOR THE PURPOSE OF PROVIDING LEGAL ADVICE. ALL POLICIES ARE PROVIDED “AS IS” AND SHC MAKES NO WARRANTIES REGARDING THEIR ACCURACY, COMPLETENESS OR APPLICABILITY.  Provide centralized Leave of Absence (“LOA”) (CLMT) support including the administration of existing and new LOA documentation and cases, existing policies, documents, and administrative services in order to administer decisions made by SHO Group HR relative to Family Medical Leave Act (“FMLA”) and all other Leaves of Absences (no advice or counseling is provided to SHO Group HR)  Unless already provided, provide a one-time copy of policies, documents, and administrative services relative to ADA accommodations (no advice or counseling is provided to SHO Group HR) Employee Record Keeping  Maintain standard employee files and documents in accordance with SHMC document storage practices.  Note: If SHO needs to obtain data dumps or copies of records, the fee will be the standard

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	cost that is charged to SHMC by Xerox plus a 30% mark up.	
Learning	• Provide access to electronic copies of the below listed SHC compliance training materials, including e-learning courses, policy certifications, job aids and quizzes, for the sole purpose of SHO's use and reference in developing compliance training as SHO deems appropriate for its associates, contractors and vendors until October 13, 2013. The parties agree that because SHC's compliance training has been customized for SHC associates, SHO shall not utilize those courses in their current form for the purpose of providing training to SHO associates. Instead, SHO must modify the aforementioned compliance courses at its own cost to remove all references to SHC, Sears, Kmart and other SHC affiliates/subsidiaries and remove or replace all references to SHC's policies with references to SHO policies as appropriate prior to incorporating these materials into SHO's training materials. ALL COMPLIANCE TRAINING MATERIALS ARE PROVIDED FOR REFERENCE AND INFORMATIONAL PURPOSES ONLY AND NOT FOR THE PURPOSE OF PROVIDING LEGAL ADVICE. ALL COMPLIANCE TRAINING MATERIALS ARE PROVIDED "AS IS" AND SHC MAKES NO WARRANTIES REGARDING THEIR ACCURACY, COMPLETENESS OR APPLICABILITY. Ethics and Integrity Spring 2011 Evaluating Employment Accommodations Monthly Compliance Training Topics Motorized Materials Handling Equipment (MMHE) Safety & Awareness Personal Protective Equipment (PPE) Certification Safe Lifting OSHA Record Keeping Lockout/Tagout Awareness Credit and PCI Compliance Advanced Environmental Training for Managers Asbestos Awareness Environmental Hazardous Waste Environmental Inspections Facilities Environmental Management Pest Control Bloodborne Pathogens Exposure Control / Awareness Compactor and Baler Safety DOT Hazmat Electrical Safety Emergency Action Plan Fire Safety Gasoline Storage & Handling Hazard Communication (Right to Know) Ladder Safety Managing Business Records Hourly Wage & Hour Guidelines Information Security Basics Sexual Harassment Prevention Respect in the Workplace Addressing Leaves and Accommodations Puerto Rico Domestic Violence Training	
Performance Management / Talent Management / Leadership	• Provide access to standard online HRP system used by SHMC for performance management, succession planning and 9 box grid forms.	

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Exhibit 10.5 Execution Copy DMLIB-#429909-v6-HR_SHO_Adminstrative_Services_SOW schedule 10 5 5 Development Compensa- tion Management  Provide administrative support for processing of exempt and non-exempt compensation programs including Annual Incentive Plans, Long Term Incentive Plans, and ad-hoc bonus plans as needed. Implementation of new SHO compensation plans will be incremental project work that will need to be scoped, estimated and planned before work can commence.  Unless already shared, share existing compensation policies as of the date of separation, existing employment related agreements as of the date of separation and other standard documents that are applicable to SHO employees. Benefits & Benefits Administra- tion In accordance with and subject to Section 3.4 and subsection 3.4(f) (including Appendix B):  Eligible employees of SHO Group will continue to participate in the Continuing Plans during the Benefits Transition Period. SHO will be required to move the SHO Group (including post-Separation COBRA continues) to separate SHO-sponsored health and/or welfare benefit programs administered by its own benefits service provider), effective no later than January 1, 2014.  With respect to the Continuing Plans, SHMC will continue to select and manage consultants, brokers, vendors and the like, as necessary to handle: § Plan design, terms and conditions, including eligibility; § Day to day operations of the benefit programs, including: the processing of enrollments, coverage changes and coverage termination; the remittance of premiums and fees to carriers and third-party administrators; and the handling of claim process (provided, however, that SHO Group HR may be consulted with respect to certain benefit claim appeals and COBRA administration to the extent such processes have not already been delegated or allocated to a service provider). § Benchmarking; § Plan contract performance guarantees; and § Government required reporting and disclosure (e.g. SPD distribution and Form 5500 and SAR filings.) § SHMC benefits department will continue to determine cost sharing and P&L allocations  With respect to the Continuing Plans, SHMC will continue to administer, contract and negotiate with service providers/third party administrators/contractor/etc.  SHMC will continue to administer non-contracted benefits (e.g., vacation and personal days) in effect from time to time for SHO Group employees under standard SHMC processes.  If a request by SHO for any deviations from the SHMC process with respect to any Continuing Plan or any other benefit or payroll program or policy, is approved by SHMC and results in incremental project work, SHO will bear the cost of such incremental work.  SHMC will provide SHO employees with access to participate in the SHMC child development center pursuant to the terms and conditions of SHMC’s arrangement with the child development center. HR Systems  Access to the following systems will be provided – the service provided is limited to the actual functionality of the system (SHO is responsible for entering information into the systems and processing transactions to ensure their data is accurate): a. PeopleSoft b. TPC c. MPI d. WFA e. HRP

Exhibit 10.5 Execution Copy DMLIB-#429909-v6-HR_SHO_Adminstrative_Services_SOW schedule 10 5 6 f. Red Prairie  SHO will be able to utilize the existing security profiles/setup established in the systems above that are used by SHMC. Creating additional profiles, configurations and rules will be considered incremental project work. 2. Unless otherwise stated herein, administrative services will be provided with the same level of effort, timeliness and in the same manner that SHMC provides the same administrative services to its internal operations. 3. Services not described in this SOW or not covered by this SOW (other than Inherent Services) are considered incremental services. All incremental services will be charged at a rate of $112.50/hour (unless specialty skills are required, in which case the cost would depend on the market rate for the resources needed to meet the needs). When possible, an estimate of total cost will be provided prior to work being initiated. However, SHO will be charged for actual hours worked by SHMC resources. If additional time is required above the estimate, SHMC will inform SHO of the revised time/cost as soon as practical. SHMC will disclose to SHO the number of hours worked by project for all incremental services. 4. This SOW replaces the Human Resources Section in Appendix 1.01-A (Pages A-1 through A-4) of the Services Agreement between SHO and SHMC dated August 8, 2012. It is the intent of the parties that all human resource services provided by SHMC to SHO as of the Effective Date will be provided under this SOW and the Agreement, except that all charges and fees described in this SOW will become payable, if at all, only from and after the date of this SOW, except that all charges and fees described in this SOW will become payable, if at all, only from and after the Effective Date. For the avoidance of doubt, nothing stated in this Section 4 shall relieve SHO from any previously agreed to payment obligations for Services delivered prior to the Effective Date.